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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 16, 2001

                              Agrilink Foods, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 New York                                 333-70143                           16-0845824
----------------------------------------------    ------------------------   ------------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)   (IRS Employer Identification Number)


              90 Linden Oaks, Rochester, New York           14625
           ----------------------------------------       ---------
           (Address of Principal Executive Offices)       (Zip Code)

        Registrant's Telephone Number Including Area Code: (716) 383-1850

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Item 5. Other Events

Agrilink Foods, Inc. ("Agrilink Foods") a wholly owned subsidiary of Pro-Fac Cooperative, Inc. ("Pro-Fac"), issued the press release attached to this report as an exhibit regarding its purchase of AgriFrozen Foods' ("Agrifrozen") frozen vegetable inventory from CoBank on February 16, 2001 (after the inventory was voluntarily surrendered to CoBank by AgriFrozen). Neither Pro-Fac nor Agrilink Foods guarantees the debts of AgriFrozen or otherwise pledges any of their respective properties as security for AgriFrozen's indebtedness. In fact, all of AgriFrozen's indebtedness is expressly without recourse to Pro-Fac and Agrilink Foods.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AGRILINK FOODS, INC.


Date:    February 16, 2001                  BY: /s/      Earl L. Powers
         -----------------                      --------------------------------
                                                        EARL L. POWERS,
                                            EXECUTIVE VICE PRESIDENT FINANCE AND
                                                    CHIEF FINANCIAL OFFICER
                                              (Principal Financial Officer and
                                                Principal Accounting Officer)

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INDEX TO EXHIBITS:

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
Exhibit No.       Description
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
99                Press Release issued by Agrilink Foods, Inc., dated February 16, 2001
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